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                       FIRST AMENDMENT TO CREDIT AGREEMENT



     THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made and dated as of December 14, 1994 (the "Amendment") among Community Psychiatric Centers, a Nevada corporation ("CPC"), Transitional Hospitals Corporation, a Delaware corporation ("THC"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a United States national banking association ("Bank") and amends that certain Credit Agreement dated as of May 6, 1994 (as so amended or modified from time to time, the "Credit Agreement").

                                    RECITALS

     WHEREAS, the Company has requested, and the Bank has agreed, on the terms and conditions set forth herein, to amend the Credit Agreement to extend the Termination Date.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

     1. Terms. All terms used herein shall have the same meanings as in the Credit Agreement unless otherwise defined herein. All references to the Credit Agreement shall mean the Credit Agreement as hereby amended.

     2.   Amendment to Credit Agreement

          2.1 The definition of "Termination Date" is amended by deleting "December 31, 1994" and inserting "February 28, 1995" in lieu thereof.

     3. Representations and Warranties. Company represents and warrants to Bank that, on and as of the date hereof, and after giving effect to this
Amendment:

          3.1 Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate action by the Company and this Amendment has been duly executed and delivered by the Company.

          3.2 Binding Obligation. This Amendment is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          3.3 No Legal Obstacle to Credit Agreement. The execution, delivery and performance of this Amendment will not (a) contravene the terms of the Company's certificate of incorporation, by-laws or other organization document;
(b) conflict with or result in any breach or contravention of the provisions of any contract to which the Company is a party, or the violation of any law, judgment, decree or governmental order, rule or regulation applicable to Company, or (c) result in the creation under any agreement or instrument of any security interest, lien, charge, or encumbrance upon any of the assets of the Company. No approval or authorization of any governmental authority is required to permit the execution, delivery or performance by the Company of this Amendment, or the transactions contemplated hereby.

          3.4 Incorporation of Certain Representations. The representations and warranties of the Company set forth in Section 5 of the Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof.


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          3.5  Default.  No Default or Event of Default under the Credit
Agreement has occurred and is continuing.

     4. Conditions, Effectiveness. The effectiveness of this Amendment shall be subject to the compliance by the Company with its agreements herein contained, and to the delivery of the following to the Bank in form and substance satisfactory to the Bank:

          4.1 Authorized Signatories. A certificate, signed by the Secretary or an Assistant Secretary of the Company and dated the date of this Amendment, as to the incumbency of the person or persons authorized to execute and deliver this Amendment and any instrument or agreement required hereunder on behalf of Company.

          4.2 Amendment Fee. The Company shall pay to the Bank for the Bank's account an amendment fee in the amount of $10,000.

          4.3 Other Evidence. Such other evidence with respect to the Company or any other person as the Bank may reasonably request in connection with this Amendment and the compliance with the conditions set forth herein.

     5.   Miscellaneous.

          5.1 Effectiveness of the Credit Agreement and Loan Documents. Except as hereby expressly amended, the Credit Agreement and each other Loan Document shall each remain in full force and effect, and are hereby ratified and confirmed in all respects on and as of the date hereof.

          5.2 Waivers. This Amendment is limited solely to the matters expressly set forth herein and is specific in time and in intent and does not constitute, nor should it be construed as, a waiver or amendment of any other term or condition, right, power or privilege under the Credit Agreement, the Loan Documents, or under any agreement, contract, indenture, document or instrument mentioned therein; nor does it preclude or prejudice any rights of the Bank thereunder, or any exercise thereof or the exercise of any other right, power or privilege, nor shall it require the Bank to agree to an amendment, waiver or consent for a similar transaction or on a future occasion, nor shall any future waiver of any right, power, privilege or default hereunder, or under any agreement, contract, indenture, document or instrument mentioned in the Credit Agreement, constitute a waiver of any other default of the same or of any other term or provision.

          5.3 Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment shall not become effective until the Company and the Bank shall have signed a copy hereof, whether the same or counterparts, and the same shall have been delivered to the Bank.

          5.4 Jurisdiction. This Amendment shall be governed by and construed under the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

                              COMMUNITY PSYCHIATRIC CENTERS


                              By:    /s/ Wendy Simpson
                                     ----------------------------
                              Name:  Wendy Simpson
                              Title: Chief Financial Officer


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                              TRANSITIONAL HOSPITALS CORPORATION


                              By:    /s/ Richard Conte
                                     ----------------------------
                              Name:  Richard Conte
                              Title: CEO/Chairman


                              BANK OF AMERICA NATIONAL TRUST AND
                              SAVINGS ASSOCIATION


                              By:    /s/ J. A. Emslie
                                     ----------------------------
                              Name:  J. A. Emslie
                              Title: Managing Director


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                              CONSENT OF GUARANTORS


The undersigned Guarantors hereby acknowledge that they have reviewed and consent to the foregoing First Amendment dated as of December 14, 1994 to Credit Agreement dated as of May 6, 1994, and hereby reaffirm their respective General Continuing General Guaranties, which continue in full force and effect on and as of the date hereof.


Date:  December 14, 1994


                              EACH OF THE GUARANTORS LISTED
                              ON ANNEX A HERETO,
                              INCORPORATED BY REFERENCE
                              HEREIN

                              By:  /s/ Wendy Simpson
                                   -----------------------------
                              Title:  Chief Financial Officer


                              By:  /s/ Richard Conte
                                   -----------------------------
                              Title:  CEO/Chairman